Exhibit 16.(a)

ABRDN FUNDS

(a Delaware statutory trust)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of ABRDN FUNDS (the “Trust”), a Delaware statutory trust, hereby constitutes and appoints Megan Kennedy, Lucia Sitar and Andrew Kim and each of them with power to act without the others, his or her attorney-in-fact, with full power of substitution and resubstitution, to sign the Registration Statement on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of the Trust as it relates to the reorganization of abrdn International Small Cap Fund, a series of the Trust, into abrdn International Small Cap Active ETF, a series of the Trust, and as it relates to the reorganization of abrdn Intermediate Municipal Income Fund, a series of the Trust, into abrdn Ultra Short Municipal Income Active ETF, a series of the Trust, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, and each of them shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities, all and every act and thing requisite or necessary to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned has herewith set his or her name as of this 6th day of August 2025.

/s/ Radhika Ajmera	/s/ Rahn K. Porter
Radhika Ajmera, Trustee	Rahn K. Porter, Trustee

/s/ James O’Connor	/s/ Warren C. Smith
James O’Connor, Trustee	Warren C. Smith, Trustee

/s/ P. Gerald Malone
P. Gerald Malone, Chairman of the Board

NOTICE

THE PURPOSE OF THIS POWER OF ATTORNEY IS TO GIVE THE PERSONS YOU DESIGNATE (YOUR “AGENTS”) BROAD POWERS TO ACT ON YOUR BEHALF WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”). THESE POWERS INCLUDE, THE POWER TO SIGN ON YOUR BEHALF AND FILE THE FORM N-14 REGISTRATION STATEMENT OF ABRDN FUNDS AND ANY AMENDMENTS OR EXHIBITS THERETO, AND OTHER DOCUMENTS IN CONNECTION THEREWITH, WITH THE COMMISSION. THE POWER OF ATTORNEY ALSO GIVES YOUR AGENT THE POWER TO DO AND PERFORM IN YOUR NAME AND ON YOUR BEHALF IN ANY AND ALL CAPACITIES, ALL AND EVERY ACT AND THING REQUISITE OR NECESSARY TO BE DONE TO ALL INTENTS AND PURPOSES AS YOU MIGHT OR COULD DO IN PERSON THAT SUCH AGENTS DEEM NECESSARY WITHOUT ADVANCE NOTICE TO YOU OR APPROVAL BY YOU.

THIS POWER OF ATTORNEY DOES NOT IMPOSE A DUTY ON YOUR AGENTS TO EXERCISE GRANTED POWERS, BUT WHEN POWERS ARE EXERCISED, YOUR AGENTS MUST USE DUE CARE TO ACT FOR YOUR BENEFIT AND IN ACCORDANCE WITH THIS POWER OF ATTORNEY.

YOUR AGENTS MAY EXERCISE THE POWERS GIVEN HERE THROUGHOUT YOUR LIFETIME, EVEN AFTER YOU BECOME INCAPACITATED, UNLESS YOU EXPRESSLY LIMIT THE DURATION OF THESE POWERS OR YOU REVOKE THESE POWERS OR A COURT ACTING ON YOUR BEHALF TERMINATES YOUR AGENTS’ AUTHORITY.

YOUR AGENTS MUST KEEP YOUR FUNDS SEPARATE FROM YOUR AGENTS’ FUNDS.

A COURT CAN TAKE AWAY THE POWERS OF YOUR AGENTS IF IT FINDS YOUR AGENTS ARE NOT ACTING PROPERLY.

THE POWERS AND DUTIES OF AN AGENT UNDER A POWER OF ATTORNEY ARE EXPLAINED MORE FULLY IN 20 PA.C.S. CH. 56.

IF THERE IS ANYTHING ABOUT THIS FORM THAT YOU DO NOT UNDERSTAND, YOU SHOULD ASK A LAWYER OF YOUR OWN CHOOSING TO EXPLAIN IT TO YOU.

I HAVE READ OR HAD EXPLAINED TO ME THIS NOTICE AND I UNDERSTAND ITS CONTENTS.

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IN WITNESS WHEREOF, the undersigned has herewith set his or her name as of this 6th day of August 2025.

/s/ Radhika Ajmera	/s/ Rahn K. Porter
Radhika Ajmera, Trustee	Rahn K. Porter, Trustee

/s/ James O’Connor	/s/ Warren C. Smith
James O’Connor, Trustee	Warren C. Smith, Trustee

/s/ P. Gerald Malone
P. Gerald Malone, Chairman of the Board

ACKNOWLEDGMENT

We, the undersigned, Megan Kennedy, Lucia Sitar and Andrew Kim have read the attached power of attorney and are the persons identified as the agents for the trustees of ABRDN FUNDS (the “Trust”), a Delaware statutory trust, and the Trust (the “Grantors”). We hereby acknowledge that, in the absence of a specific provision to the contrary in the power of attorney or in 20 Pa.C.S. Ch. 56, when we act as agents:

We shall exercise the powers for the benefit of the Grantors.

We shall keep the assets of the Grantors separate from our assets.

We shall exercise reasonable caution and prudence.

We shall keep a full and accurate record of all actions, receipts, and disbursements on behalf of the Grantors.

Date: August 6, 2025

/s/ Megan Kennedy
Megan Kennedy

/s/ Lucia Sitar
Lucia Sitar

/s/ Andrew Kim
Andrew Kim